UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2010
PROSPECT CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State of jurisdiction)	333-114552 (Commission File No.)	43-2048643 (IRS Employer Identification No.)
10 East 40th Street, 44th Floor
New York, NY 10016
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 212-448-0702
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
          On June 11, 2010, Prospect Capital Corporation (“Prospect”) completed a first closing on an expanded three-year $300 million revolving credit facility (the “Facility”). The new Facility, for which lenders have closed on $210 million to date, includes an accordion feature at Prospect’s discretion, which allows the Facility to accept up to an aggregate total of $300 million of commitments, a target Prospect expects to reach with additional lenders. The revolving period of the Facility extends through June 2012, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. Pricing for the Facility is one-month Libor plus 3.25%, subject to a minimum Libor floor of 1%, a 1.75% reduction in pricing from the previous pricing of Libor plus 4%, which was subject to a minimum Libor floor of 2%. The Facility has an investment grade Moody’s rating of A2. Improvements in the Facility include an increase in advance rate as well as an expansion of allowed new collateral to include subordinated debt.
          A copy of the Amended and Restated Loan and Servicing Agreement related to the events described above is attached as Exhibit 99.1 and is incorporated in this report by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description

99.1	Amended and Restated Loan and Servicing Agreement, dated June 11, 2010, among Prospect Capital Funding LLC, Prospect Capital Corporation, the lenders from time to time party thereto, the managing agents from time to time party thereto, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch and Key Equipment Finance Inc. as Syndication Agents, U.S. Bank National Association as Calculation Agent, Paying Agent and Documentation Agent, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch as Facility Agent.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Prospect Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation
Dated: June 15, 2010	By:	/s/ John F. Barry III
John F. Barry III
Chief Executive Officer

EXHIBIT INDEX
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description

99.1	Amended and Restated Loan and Servicing Agreement, dated June 11, 2010, among Prospect Capital Funding LLC, Prospect Capital Corporation, the lenders from time to time party thereto, the managing agents from time to time party thereto, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch and Key Equipment Finance Inc. as Syndication Agents, U.S. Bank National Association as Calculation Agent, Paying Agent and Documentation Agent, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch as Facility Agent.

4